Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Astericks denote omissions.			Exhibit 10.42
OMB Control No. 1506-0080
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
			1	7
2. AMENDMENT/ MODIFICATION NO. 0006	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. W-6-W2-03-TP-R03 017	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE Internal Revenue Service 6009 Oxox Hill Road, Suite 500 Oxon Hill, MD 20745	IRS0088	7. ADMINISTERED BY (If other than Item 6) See Item 6	CODE
8.   NAME AND ADDRESS OF CONTRACTOR (No. Street, county, State and ZIP Code)

OFFICIAL PAYMENTS CORPORATION  00051397
2333 SAN RAMON VALLEY BOULEVARD STE# 450
SAN RAMON, CA 945834456

OFFICIAL PAYMENTS CORPORATION
		(x)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO. TIRNO-09-C-0019
		x	10B. DATED (SEE ITEM 13) 04/23/2009
CODE	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐  The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐  is extended,  ☐  is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) NoneNet Increase: $0.00
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(x)		A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X		D.OTHER Specify type of modification and authority) Mutual Agreement the Parties
E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.
14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to include the following in the contract as stated below.

1.  [**] Credit Card transactions convenience fee of 2.35% of the tax payment with a $3.95 minimum fee.

2.  [**] Debit Card transactions will have a flat/fixed rate fee of $3.95 per transaction.

(CONTINUED)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as hereto fore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Nina K. Vellayan, COO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) DIANNE L GOOSBY 202-283-1207 / CONTRACT SPECIALIST
15B. CONTRACTOR/OFFEROR /s/ Nina K. Vellayan (Signature of person authorized to sign)	15C. DATE SIGNED 7/8/2010	16B. UNITED STATES OF AMERICA BY /s/ Dianne L. Goosby (Signature of Contracting Officer)	16C. DATE SIGNED 7/12/2010
NSN 7540-01-152-B070 PREVIOUS EDITION UNUSABLE		30-105 Computer Generated	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

SF30 Comments (Block 14) Continuation Sheet

3.	[**]

4.           All other terms and conditions remain unchanged.

TIRNO-09-C-00019 MOD# 0006

Section B

2.2.2           OPTION 1 - (January 1, 2010 through                                                                           December 31, 2010)

CLIN DESCRIPTION		PRICE

1001	Electronic Payments	$0
1002	Monthly Development Status Reports	$0
1003	Daily Transaction Reports	$0
1004	Monthly Transaction Reports	$0
1005	Chargeback Reports	$0
1006	Exception Handling Reports	$0
1007	Ad Hoc Reports	$0
1008	Findings Reports	$0
1009	Marketing Reports	$0
1010	1001 Capacity Analysis	$0
1011	System Security Plan	$0
1012	Security Features Users Guide	$0
1013	Configuration Management Plan	$0
1014	Risk Assessment Plan	$0
1015	Disaster Recovery Plan	$0
1016	Network Design and Architecture Schematic	$0
1017	Trusted Facilities Manual	$0
1018	Process and Data Flow Schematic	$0
1019	Funds Settlement Timeline	$0
1020	System Development Life Cycle Plan	$0
1021	Test Plans, Test Cases and Test Results	$0
1022	Functional Requirements/User Interface Documentation	$0
1023	Scripts/Call Flows/Screen Shots/Business Rules	$0
1024	Work Breakdown Structure/Schedule	$0
1025	Incident Reports	$0
1026	Convenience Fee - Fixed	2.35%*
	*(There is a $3.95 minimum fee)
1027	Debit Card Flat Fee - Fixed	$3.95
1028	Convenience Fee - Fixed for amount over $100,000.00	2.10%
(American Express customers only)

	TOTAL FIXED PRICE	$0

TIRNO-09-C-00019 MOD# 0006

2.2.3           OPTION 2 - (January 1, 2011 through December 31, 2011)

CLIN DESCRIPTION		PRICE

2001	Electronic Payments	$0
2002	Monthly Development Status Reports	$0
2003	Daily Transaction Reports	$0
2004	Monthly Transaction Reports	$0
2005	Chargeback Reports	$0
2006	Exception Handling Reports	$0
2007	Ad Hoc Reports	$0
2008	Findings Reports	$0
2009	Marketing Reports	$0
2010	Capacity Analysis	$0
2011	System Security Plan	$0
2012	Security Features Users Guide	$0
2013	Configuration Management Plan	$0
2014	Risk Assessment Plan	$0
2015	Disaster Recovery Plan	$0
2016	Network Design and Architecture Schematic	$0
2017	Trusted Facilities Manual	$0
2018	Process and Data Flow Schematic	$0
2019	Funds Settlement Timeline	$0
2020	System Development Life Cycle Plan	$0
2021	Test Plans, Test Cases and Test Results	$0
2022	Functional Requirements/User Interface Documentation	$0
2023	Scripts/Call Flows/Screen Shots/Business Rules	$0
2024	Work Breakdown Structure/Schedule	$0
2025	Incident Reports	$0
2026	Convenience Fee - Fixed	2.35%*
	*(There is a $3.95 minimum fee)
2027	Debit Card Flat Fee - Fixed	$3.95
2028	[**]	[**]
[**]
2029 [**]		[**]
	[**]

	TOTAL FIRM FIXED PRICE	$0

TIRNO-09-C-00019 MOD# 0006

2.2.4           OPTION 3 - (January 1, 2012 through December 31, 2012)

CLIN DESCRIPTION		PRICE

3001	Electronic Payments	$0
3002	Monthly Development Status Reports	$0
3003	Daily Transaction Reports	$0
3004	Monthly Transaction Reports	$0
3005	Chargeback Reports	$0
3006	Exception Handling Reports	$0
3007	Ad Hoc Reports	$0
3008	Findings Reports	$0
3009	Marketing Reports	$0
3010	Capacity Analysis	$0
3011	System Security Plan	$0
3012	Security Features Users Guide	$0
3013	Configuration Management Plan	$0
3014	Risk Assessment Plan	$0
3015	Disaster Recovery Plan	$0
3016	Network Design and Architecture Schematic	$0
3017	Trusted Facilities Manual	$0
3018	Process and Data Flow Schematic	$0
3019	Funds Settlement Timeline	$0
3030	System Development Life Cycle Plan	$0
3021	Test Plans, Test Cases and Test Results	$0
3022	Functional Requirements/User Interface Documentation	$0
3023	Scripts/Call Flows/Screen Shots/Business Rules	$0
3024	Work Breakdown Structure/Schedule	$0
3025	Incident Reports	$0
3026	Convenience Fee - Fixed	2.35%*
	*(There is a $3.95 minimum fee)
3027	Debit Card Flat Fee - Fixed	$3.95
3028	[**]	[**]
[**]
3029 [**]		[**]
	[**]

	TOTAL FIXED PRICE	$0

TIRNO-09-C-00019 MOD# 0006

2.2.5           OPTION 4 - (January 1, 2013 through December 31, 2013)

CLIN DESCRIPTION		PRICE

4001	Electronic Payments	$0
4002	Monthly Development Status Reports	$0
4003	Daily Transaction Reports	$0
4004	Monthly Transaction Reports	$0
4005	Chargeback Reports	$0
4006	Exception Handling Reports	$0
4007	Ad Hoc Reports	$0
4008	Findings Reports	$0
4009	Marketing Reports	$0
4010	Capacity Analysis	$0
4011	System Security Plan	$0
4012	Security Features Users Guide	$0
4013	Configuration Management Plan	$0
4014	Risk Assessment Plan	$0
4015	Disaster Recovery Plan	$0
4016	Network Design and Architecture Schematic	$0
4017	Trusted Facilities Manual	$0
4018	Process and Data Flow Schematic	$0
4019	Funds Settlement Timeline	$0
4040	System Development Life Cycle Plan	$0
4021	Test Plans, Test Cases and Test Results	$0
4022	Functional Requirements/User Interface Documentation	$0
4023	Scripts/Call Flows/Screen Shots/Business Rules	$0
4024	Work Breakdown Structure/Schedule	$0
4025	Incident Reports	$0
4026	Convenience Fee - Fixed	2.35%*
	*(There is a $3.95 minimum fee)
4027	Debit Card Flat Fee - Fixed	$3.95
4028	[**]	[**]
[**]
4029 [**]		[**]
	[**]

	TOTAL FIXED PRICE	$0

-

TIRNO-09-C-00019 MOD# 0006

C.1.5           CONTRACT REQUIREMENTS

The Contractor shall accept MasterCard and VISA Credit and Debit, American Express, Discover, NYCE, PULSE, and STAR cards for making federal tax payments.

The Contractor shall accept by way of Web applications only, two new additional payment options for payment of federal taxes.  (1) Bill Me Later (BML) and (2) American Express Membership Rewards.  The Contractor shall introduce a new federal only website URL: (Official Payments Federal Payments Website (www.officialpayments.com/fed), in which all Web applicants will have access to, for making federal tax payments.  The Contractor shall introduce a new federal only IVR: (Official Payments Federal Payments IVR (888-UP AY-TAX), in which all applicants will have access to, for making federal tax payments.

Some transactions charge a convenience fee of 2.35% of the tax payment with a $3.95 minimum fee, if you are making a credit card payment.  Other transactions charge a flat/fixed rate fee of $3.95 per transaction, if you are making a debit card payment.  The convenience fee charge is based on the method and card being used.

The Contractor shall notify IVR applicants that the additional payment options and website URL, are available to Web applicants only.  The Contractor will also inform the IVR applicants that the 2.35% convenience fee (with a $3.95 minimum) and the flat/fixed rate fee of $3.95, as applicable, shall also be available to IVR applicants.

The contractor shall provide a program for American Express eligible card members who make a payment of $100,000.00 or more a [**].  The transactions will be processed by an OPC Customer Service representative via the customer service application that the IRS has approved.  This program will not require changes to any of the applications that would require an audit or retest to implement the program.

The Contractor shall introduce the two new payment options, the new website URL, and the new IVR that is listed above, on January 1, 2010 for the commencement of the 2010 Filing Season.

The Contractor shall accept by way of Web applications only, after Option 1 (January 1, 2010 through December 31, 2010), [**] Credit Card and [**] Debit Card.  [**].

[**] Credit Card transactions will have a convenience fee of 2.35% of the tax payment with a $3.95 minimum fee.  [**] Debit Card transactions will have a flat/fixed rate fee of $3.95 per transaction.  [**]

The Contractor shall notify IVR applicants that the [**], are available to Web applicants only.

The Contractor shall introduce the [**], on January 1, 2011 for the commencement of the 2011 Filing Season.